EXHIBIT 10.37

Contract No.: SMX-JSZH-2019-029

Agreement for Offsetting Mutual Debt among Cooperated Projects

(Xingyi Project, Pu'an Project and Ningxia Project)

Party A: Changzhou Almaden Co.,Ltd.

Party B: Solarmax Technology (Jiangsu) Co., Ltd.

Party C: Zhongzhao Technology Development (Shanghai) Ltd.

Upon friendly negotiation, Party A, Party B and Party C have made the following agreement in respect of offsetting mutual debt among the three project of Xingyi Qingshuihe (58MWp) PV Power Station in Guizhou (contract No.: SMX-06-contract-1603-008; hereinafter referred to as “Xingyi Project”), Pu'an Louxia ( 55601675Wp) PV Power Plant (engineering contract No.: SMX-06-contract-1603-010; equipment contract No.: SMX-SHZZ-2017-007; “Four Party EPC Agreement” signed on June 20, 2018; herein after referred to as “Pu'an Project”) and Ningxia MCC Meili Cloud (50MWp) PV Power Plant (module contract No.: CZYMDZZYL18071; hereinafter referred to as “Ningxia Project”):

1.	The three parties have unanimously agreed to offset the quality assurance deposit of RMB 1,671,314.29 yuan under the Xingyi Project payable by Party A to Party B (the warranty period expired on September 25, 2018) against the equal amount of module payment under the Ningxia Project payable by Party C to Party A in a lump sum. Party A shall issue a VAT invoice of the same amount to Party C for the Ningxia Project (tax rate: 16%).

2.	The three parties have unanimously agreed to offset the sum (RMB23,711,447.50) of the project payment of RMB 18,389,856.25 under the Pu'an Project payable by Party A to Party B and the equipment payment of RMB 5,321,591.25 under the Pu'an Project payable by Party A to Party C (the warranty period expired on November 30, 2018) against the equal amount of module payment under the Ningxia Project payable by Party C to Party A in a lump sum. Party A shall issue a VAT invoice of the same amount to Party C for the Ningxia Project (tax rate: 16%). Party B shall issue a VAT invoice of RMB 24,193,956.25 to Party A for the Pu'an Project (tax rate: 11%).

3.	Party B shall complete the defect elimination in accordance with the requirements of the relevant contracts of the Xingyi Project and the Pu'an Project and the technical agreement.

4.	This Agreement only pertains to the offsetting of relevant debts under the cooperated project. Other matters of the cooperated project shall still be performed in accordance with the relevant contracts signed by the parties.

5.	This agreement shall be made in six copies, with each party holding two copies, and shall take effect upon signature of the three parties.

The content hereinafter contains no main text

1/2

Contract No.: SMX-JSZH-2019-029

Signature page:

Signature page:

Party A: Changzhou Almaden Co.,Ltd. (seal)

Signing representative:

Seal of Lin Jinxi

Special seal for contract of Changzhou Almaden Co.,Ltd.

Date of signing: June , 2019

Party B: Solarmax Technology (Jiangsu) Co., Ltd. (seal)

Signing representative:

Seal of Xu Aojun

Special seal for contract of Solarmax Technology (Jiangsu) Co., Ltd.

Date of signing: June , 2019

Party C: Zhongzhao Technology Development (Shanghai) Ltd. (seal)

Signing representative:

Date of signing: June , 2019

Rui Yun

Special seal for contract of Zhongzhao Technology Development (Shanghai) Ltd.

2/2